As filed with the Securities and Exchange Commission on September 26, 1997. Registration Nos. 33-29180, 811-5823


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 10


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 12


                            DOMINI SOCIAL EQUITY FUND

               (Exact Name of Registrant as Specified in Charter)
                  St. James Avenue, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-423-0800

                            Philip W. Coolidge, Esq.
                     Signature Broker-Dealer Services, Inc.
                               6 St. James Avenue
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to paragraph (b) [ ] on (date) pursuant to paragraph (b) [X] 60 days after filing pursuant to paragraph (a)(i) [ ] on
(date) pursuant to paragraph (a)(i) [ ] 75 days after filing pursuant to paragraph (a)(ii) [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of beneficial interest (without par value) pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 on or about September 30, 1996 for Registrant's fiscal year ended July 31, 1996.

Domini Social Index Portfolio has also executed this registration statement.

                            DOMINI SOCIAL EQUITY FUND
                              CROSS REFERENCE SHEET
                            (As required by Rule 495)

==========================================================================================================================

Item Number                                                                       Statement of Additional
Form N-1A, Part A                 Prospectus Caption                              Information Caption

--------------------------------------------------------------------------------------------------------------------------
1                                Front Cover Page                                                    *
--------------------------------------------------------------------------------------------------------------------------
2                                Expense Summary                                                     *
--------------------------------------------------------------------------------------------------------------------------

3                                Financial Highlights;                            Performance Information
                                 Performance Information

--------------------------------------------------------------------------------------------------------------------------
4                                Front Cover Page; Investment                                        *
                                 Objective and Policies
--------------------------------------------------------------------------------------------------------------------------

5                                The Fund; Management;  Manager,                                     *
                                  Submanager, Sponsor; Service

                                 Organizations, Transfer Agent
                                 and Custodian; Back Cover Page;
                                 Other Information Concerning
                                 Shares of the Fund-Expenses
--------------------------------------------------------------------------------------------------------------------------
5A                                Not Applicable                                                     *
--------------------------------------------------------------------------------------------------------------------------
6                                Other Information Concerning                                        *
                                 Shares of the Fund-Description
                                 of Shares, Voting Rights and
                                 Liabilities; Service
                                 Organizations, Transfer Agent
                                 and Custodian; Other
                                 Information Concerning Shares
                                 of the Fund-Dividends and

                                 Capital  Gains Distributions;
                                 Tax Matters

--------------------------------------------------------------------------------------------------------------------------

7                                Purchases and Redemptions of                                        *
                                 Shares-Purchases, Automatic
                                 Investment Plan, Individual
                                 Retirement Accounts; Other
                                 Information Concerning Shares
                                 of the Fund-Net Asset Value,
                                 Distribution Plan and
                                 Agreement; Service
                                 Organizations, Transfer Agent
                                 and Custodian

--------------------------------------------------------------------------------------------------------------------------

8                                Purchases and Redemptions of                                        *
                                 Shares-Redemptions, Systematic
                                 Withdrawal Plan
--------------------------------------------------------------------------------------------------------------------------

9                                 Not Applicable                                                     *
==========================================================================================================================







==========================================================================================================================
Item Number                                                                       Statement of Additional
Form N-1A, Part B                Prospectus Caption                               Information Caption
--------------------------------------------------------------------------------------------------------------------------
10                                                      *                          Front Cover Page
--------------------------------------------------------------------------------------------------------------------------
11                                                      *                         Front Cover Page
--------------------------------------------------------------------------------------------------------------------------
12                                                      *                         The Fund
--------------------------------------------------------------------------------------------------------------------------

13                               Investment Objective and                         Investment  Objective,
                                 Policies                                         Policies and Restrictions

--------------------------------------------------------------------------------------------------------------------------
14                                                      *                         Management of the Fund

                                                                                  and the
                                                                                  Portfolio-Trustees of the Fund and
                                                                                  the Portfolio, Officers
--------------------------------------------------------------------------------------------------------------------------

15                                                      *                          Management of the Fund

                                                                                  and the
                                                                                  Portfolio-Trustees of the Fund and
                                                                                  the Portfolio, Officers
--------------------------------------------------------------------------------------------------------------------------

16                               Other Information Concerning                                        *
                                 Shares of the Fund-Expenses
                                 Management of the                                Management of the Fund
                                 Fund-Administrator, Sponsor                      and the

                                                                                  Portfolio-Manager  and   Submanager,
                                                                                  Sponsor
                                 Purchases and Redemptions of                     Management of the Fund
                                 Shares-Distribution Plan and                     and the
                                 Agreement                                        Portfolio-Distributor
                                 Service Organizations, Transfer                  Management of the Fund
                                 Agent and Custodian-Transfer                     and Portfolio; Transfer
                                 Agent and Custodian; Back Cover                  Agent,   Custodian and
                                 Page                                             Service Organizations;

                                                                                  Independent Auditors;
                                                                                  Back Cover Page





                                                                                  Management of the Fund
                                                                                  and the
                                                                                  Portfolio-Distributor
--------------------------------------------------------------------------------------------------------------------------

17                                                      *                          Portfolio Transactions
                                                                                  and Brokerage Commissions

--------------------------------------------------------------------------------------------------------------------------

18                               Other Information Concerning                     Description of Shares,
                                 Shares of the Fund-Description                   Voting Rights and
                                 of Shares, Voting Rights and                     Liabilities
                                 Liabilities








--------------------------------------------------------------------------------------------------------------------------

19                               Purchases and Redemptions of                     Management of the Fund
                                 Shares; Other Information                        and the
                                 Concerning Shares of the                         Portfolio-Transfer Agent,
                                 Fund-Net Asset Value                             Custodian and Service
                                                                                  Organizations
--------------------------------------------------------------------------------------------------------------------------

20                               Tax Matters                                      Taxation
--------------------------------------------------------------------------------------------------------------------------
21                                                      *                         Management of the Fund
                                                                                  and the
                                                                                  Portfolio-Distributor
--------------------------------------------------------------------------------------------------------------------------

 22                              Performance Information                          Performance Information

--------------------------------------------------------------------------------------------------------------------------
23                                                      *                          Financial Statements
==========================================================================================================================

Form N-1A, Part C

Information required to be included in Part C is set forth under the appropriately numbered item in Part C of this registration statement.

[DSI201D]                                                             PROSPECTUS
                                                              November  28, 1997

DOMINI SOCIAL EQUITY FUND

        The investment objective of the Domini Social Equity Fund (the "Fund") is to provide its shareholders with long-term total return which corresponds to the total return performance of the Domini 400 Social IndexSM, an index comprised of stocks selected according to social criteria. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio invests in the common stocks included in the Domini 400 Social IndexSM.


        TABLE OF CONTENTS                                                  PAGE
        Investment in the Fund.................................................
        The Fund...............................................................
        Expense Summary........ ...............................................
        Financial Highlights...................................................
        Performance Information................................................
        Investment Objective and Policies......................................
        Management.............................................................
        Purchases and Redemptions of Shares....................................
        Tax Matters............................................................
        Other Information Concerning Shares of the Fund........................
        Service Organizations, Transfer Agent and Custodian....................


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         The manager of the Portfolio is Domini Social Investments LLC. The investment submanager of the Portfolio is Mellon Equity Associates. The sponsor of the Fund is Domini Social Investments LLC and the distributor of the Fund is Signature Broker-Dealer Services, Inc. Investments in the Fund are neither insured nor guaranteed by the U.S. Government. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL, STATE

OR OTHER GOVERNMENTAL AGENCY.

        "DominiSM" and "Domini 400 Social IndexSM" are service marks of Kinder, Lydenberg, Domini & Co., Inc.


        This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated November 28, 1997, as amended from time to time, which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting the distributor (see back cover for address and phone number).


         UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE FUND INVESTS IN THE

         PORTFOLIO THROUGH A TWO-TIER MASTER-FEEDER INVESTMENT FUND

         STRUCTURE.   SEE  "SPECIAL  INFORMATION  CONCERNING  THE  MASTER-FEEDER
INVESTMENT FUND STRUCTURE" HEREIN.

           INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                                    INVESTMENT IN THE FUND

        The Fund seeks to provide its shareholders with long-term total return which corresponds to the total return performance of the Domini 400 Social IndexSM, an index comprised of stocks selected according to social criteria. The Fund may be appropriate, therefore, for investors who are willing to ride out stock market fluctuations in pursuit of long-term returns. Because the Fund seeks to track, rather than exceed, the performance of a particular index, the Fund is not managed in the same way as other mutual funds. In particular, the manager generally does not judge the merits of any particular stock as an investment. Therefore, investors should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.

        The value of an investment in the Fund varies from day to day, generally reflecting changes in the financial condition of the companies in which the Portfolio invests, general market conditions and political and economic factors. Stock prices can fluctuate dramatically in response to these and other factors or speculation about these factors. Over the long term, stocks have generally shown greater growth potential than other types of securities. However, when you sell your Fund shares, they may be worth more or less than what you paid for them.

        Potential investors should note that because the Portfolio seeks to be fully invested in the stocks comprising the Domini 400 Social IndexSM, the Fund is not a balanced investment plan. Potential investors should also note that the manager of the Portfolio, Domini Social Investments LLC, has no prior experience in managing or advising a mutual fund. You should carefully consider your investment objectives and risk tolerance before making a decision to invest in the Fund.


                                           THE FUND


        Domini Social Equity Fund (the "Fund") is a no-load, diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989. Although shares of the Fund are sold without a sales load, Signature Broker-Dealer Services, Inc. ("Signature" or the "Distributor") receives a distribution fee from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value.

        Shares of the Fund are sold continuously by the Distributor. The minimum initial investment is $1,000, except that the minimum initial investment for an investor investing through an automatic investment plan is $500 and the minimum initial investment for an Individual Retirement Account ("IRA") is $250. An investor should obtain from the Distributor, and should read in conjunction with this prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed. See "Purchases and Redemptions of Shares" herein.

        Proceeds from the sale of shares of the Fund are invested in the Portfolio which then purchases securities in accordance with its investment objective and policies. Domini Social Investments LLC ("DSI") is the Portfolio's manager (the "Manager") and provides investment supervisory and administrative services to the Portfolio. Mellon Equity Associates ("Mellon Equity") is the Portfolio's investment submanager (the "Submanager"). DSI is also the sponsor ("Sponsor") of the Fund and provides administrative services I to the Fund. The Boards of Trustees of the Fund and of the Portfolio provide I broad supervision over the affairs of the Fund and of the Portfolio, I respectively. The Trustees who are not "interested persons" as I defined in the 1940 Act (the "Independent Trustees") of the Fund, are the same as the Independent Trustees of the Portfolio. A majority of the Fund's Trustees are not affiliated with the Manager or the Submanager . For further information about the Trustees of the Fund and the Portfolio, see "Management of the Fund and the Portfolio" in the Statement of Additional Information.

         Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), the former investment adviser of the Portfolio and an affiliate of DSI, determines the composition of the Domini 400 Social IndexSM (which determines the composition of the Portfolio's securities). The following persons are primarily responsible for the development and maintenance of the Domini 400 Social IndexSM: Steven D. Lydenberg, Director of Research, KLD, since 1990; and Peter D. Kinder, President, KLD, since 1988. The Submanager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies.


                                        EXPENSE SUMMARY

        The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses for the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund.

        SHAREHOLDER TRANSACTION EXPENSES . . . . . . . . . . . .       0%
        ANNUAL OPERATING EXPENSES:

               Advisory and Management Fees . . . . . . . . . . .   0.154%(1)
               12b-1 Fees . . . . . . . . . . . . . . . . . . . .   0.120%(2)
               Other Expenses
               --Administrative Services and Sponsorship Fees . .   0.423%(3)
               --Other Expenses . . . . . . . . . . . . . . . . .   0.283%
               --Expense Payment Fees . . . . . . . . . . . . . .   0.000%

               Total Operating Expenses . . . . . . . . . . . . .   0.980%(4)(5)

(1) Under the Management Agreement between the Portfolio and DSI, DSI's fee for advisory and administrative services to the Portfolio is 0.20% of the average daily net assets of the Portfolio but will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Portfolio, through [November 1, 1998]. If this fee reduction were not in effect, advisory and management fees for the Portfolio would be 0.20% of the average daily net assets of the Portfolio.

(2) The percentage represents actual expenditures, expressed as a percentage of average daily net assets, under the Fund's Distribution Plan during the fiscal year ended July 31, 1997. The Distribution Plan permits reimbursement for expenses incurred by the Distributor of up to 0.25% of the Fund's average daily net assets. See "Other Information Concerning Shares of the Fund--Distribution Plan and Agreement

(3) Under the Sponsorship Agreement between DSI and the Fund, DSI's fee for administrative and sponsorship services is 0.50% of the average daily net assets of the Fund but will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.98% of the average daily net assets of the Fund through [November 1, 1998]. If this fee reduction were not in effect, administrative services and sponsorship fees for the Fund would be 0.50% of the average daily net assets of the Fund.

(4) Other Expenses and Total Operating Expenses do not reflect either the payment to Signature by the Fund of $550,000 in connection with termination of the expense payment arrangements with Signature or other expenses incurred by the Fund in connection with the termination of such arrangements. Had such nonrecurring expenses been included, Other Expenses and Total Operating Expenses would be 0.793% and 1.49%, respectively.

(5) Without the automatic fee reductions, which expire [November 1, 1998], it is estimated that the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses) would be 1.103% of the average daily net assets of the Fund assuming the same level of assets and expenses of the Fund as existed during the fiscal year ended July 31, 1997.

        The expense information in the expense table provided above has been restated to reflect fees currently in effect. The purpose of the expense table is to help investors understand the various costs and expenses that a shareholder will bear directly or indirectly. Without reimbursement, historical operating expenses expressed as a ratio of the Fund's average net assets were 1.07% for the fiscal year ended July 31, 1997. See "Management" and "Other Information Concerning Shares of the Fund--Expenses" for more information with respect to the expenses of the Fund and the Portfolio.

        EXAMPLE:

               A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and
               (2) redemption at the end of:

                      1 year . . . . . . . . . . . . . . . . . . .   $ 10
                      3 years  . . . . . . . . . . . . . . . . . .   $ 31
                      5 years  . . . . . . . . . . . . . . . . . .   $ 54
                      10 years . . . . . . . . . . . . . . . . . .   $120



        The Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets in reimbursement of, or in anticipation of, expenses incurred by the Distributor in connection with the sale of shares of the Fund. Long-term shareholders may pay more than the economic equivalent of the maximum distribution charges permitted by the National Association of Securities Dealers, Inc. The Fund may pay fees to Service Organizations (as defined below) in amounts up to an annual rate of 0.25% of the daily net asset value of shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. See "Other Information Concerning Shares of the Fund--Distribution Plan and Agreement" and "Service Organizations, Transfer Agent and Custodian".

        THE "EXAMPLE" SET FORTH ABOVE IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.


        The Fund's Trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Portfolio.


                                     FINANCIAL HIGHLIGHTS


        The following selected data for a share outstanding for the indicated periods have been audited by [ ], independent certified public accountants, whose reports thereon are incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.

        The Fund's Annual Report includes a discussion of those factors, strategies and techniques that materially affected the Fund's performance during the fiscal year ended July 31, 1997, as well as certain related information. A copy of the Annual Report will be made available without charge upon request.


                                                      For the Fiscal Years Ended July 31
                                                      -------------------------------------------------------------

                                                           1997            1996            1995            1994
                                                      -------------   -------------   -------------   -------------
 Net Asset Value, beginning of period..............    $     16.70     $     14.85     $     12.13     $     12.00
                                                      -------------   -------------   -------------   -------------
 Income from investment operations:
   Net investment income...........................          0.112           0.163           0.172           0.175
   Net realized and unrealized gain (loss) on
    investments....................................          8.848           1.927           2.825           0.178
                                                      -------------   -------------   -------------   -------------
 Total from investment operations..................          8.960           2.090           2.997           0.353
                                                      -------------   -------------   -------------   -------------
 Less distributions and dividends:
   Dividends to shareholders from net investment
    income.........................................         (0.112)         (0.158)         (0.195)         (0.150)
   Distributions to shareholders from net realized
    gain...........................................         (0.118)         (0.082)         (0.082)         (0.073)
                                                      -------------   -------------   -------------   -------------
 Total distributions...............................         (0.230)         (0.240)         (0.277)         (0.223)
                                                      -------------   -------------   -------------   -------------
 Net asset value, end of period....................    $     25.43     $     16.70     $     14.85     $     12.13
                                                      =============   =============   =============   =============
 Ratios/supplemental data:
   Total return....................................          54.01%          14.11%          25.10%           2.90%
   Net assets, end of period (in 000's)............       $212,310         $80,915         $54,638         $31,369
   Ratio of expenses to average net assets.........           0.98%(1)        0.98%(1)        0.90%(2)        0.75%(2)
   Ratio of net investment income to average net
    assets.........................................           0.62%(1)        1.01%(1)        1.38%(2)        1.67%(2)



                                                                                      For the Period
                                                                                      August 10, 1990
                                                                                        to July 31,
                                                          1993             1992             1991
                                                      -------------   -------------   ---------------
 Net Asset Value, beginning of period..............    $     11.06      $    9.95      $  10.00
                                                      -------------   -------------     -------
 Income from investment operations:
   Net investment income...........................          0.137          0.117         0.018
   Net realized and unrealized gain (loss) on
    investments....................................          0.968          1.106        (0.068)
                                                      -------------   -------------     -------
 Total from investment operations..................          1.105          1.223        (0.050)
                                                      -------------   -------------     -------
 Less distributions and dividends:
   Dividends to shareholders from net investment
    income.........................................         (0.150)        (0.113)         --
   Distributions to shareholders from net realized
    gain...........................................         (0.015)         --             --
                                                      -------------   -------------     -------
 Total distributions...............................         (0.165)        (0.113)         --
                                                      -------------   -------------     -------
 Net asset value, end of period....................    $     12.00     $    11.06      $   9.95
                                                      =============   =============     =======
 Ratios/supplemental data:
   Total return....................................          10.00%          12.30%       (0.50)%
   Net assets, end of period (in 000's)............    $    17,229     $     7,174      $ 1,740
   Ratio of expenses to average net assets.........           0.75%(2)        0.75%(2)     0.75%(3)
   Ratio of net investment income to average net
    assets.........................................           1.41%(2)        1.53%(2)     1.49%(3)

------------------------------

(1) Had an expense payment agreement not been in place the ratio of expenses and net investment income to average net assets for the fiscal years ended July 31, 1997 and 1996, would have been 0.84% and 0.76%, and 1.07% and 0.92%, respectively.

(2) Reflects a voluntary waiver of fees by Signature and KLD due to limitations set forth in an expense payment agreement. Had Signature and KLD not waived their fees, the ratios of net investment income and expenses to average net assets for the years ended July 31, 1995, 1994 and 1993 would have been 1.13% and 1.15%, 1.39% and 1.03% and 1.26% and
        0.90%, respectively.

(3)     Annualized.

                                    PERFORMANCE INFORMATION

        Performance information concerning the Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. The Fund may provide period and average annualized "total rates of return" with respect to the Fund. The "total rate of return" of the Fund refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding.

        The  table  that  follows  sets  forth   average   annual  total  return
information for the periods indicated


                                                  7/31/97      9/30/97
        1   Year:   .  .   .  .  .  .  .  .  .  .   .[__.__  --.--]
        5   Years:   .  .   . .  .  .  .  .  .  .   .[__.__  --.--]

        Commencement of Investment in the

        Portfolio*   to   date   .  .   .   .   .   .[__.__  --.--]

        * The Fund commenced investment in the Portfolio on June 3, 1991.

        The Fund may provide "yield" quotations with respect to the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any advertisement or communications with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment over the period is assumed to be generated over a 52-week period and is shown as a percentage of investment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.


        From time to time the Fund may also quote fund rankings from various sources, such as Lipper Analytical Services, Inc., and may compare its performance to that of the Domini 400 Social IndexSM and various other unmanaged securities indices, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and the Dow Jones Industrial Average. "Standard & Poor(R)", "S&P(R)" and "Standard & Poor's 500(R)" are trademarks of Standard & Poor's Corporation.


         See the Statement of Additional Information for further information concerning the calculation of yield and any total rate of return quotations. Since the Fund's yield and total rate of return quotations are based on historical earnings and since such yield and rates of return fluctuate overtime, such quotations should not be considered as an indication or representation of the future performance of the Fund.

                               INVESTMENT OBJECTIVE AND POLICIES


        INVESTMENT OBJECTIVE--The investment objective of the Fund is to provide its shareholders with long-term total return (reflecting both dividend and price performance of the Fund) which corresponds to the total return performance of the Domini 400 Social IndexSM (referred to herein as the "Index" or the "Domini Social Index"). There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without approval by the Fund's shareholders.

        INVESTMENT POLICIES--The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Domini Social Index. The Portfolio will approximate the weightings of securities held by the Portfolio to the weightings of the stocks in the Index, except as described below, and will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. As of September 30, 1997, the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index was [_.__]. To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Fund to duplicate the performance of the Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Fund and the Portfolio as well as the Fund's and the Portfolio's expenses. Adjustments in the securities holdings of the Portfolio to accommodate cash flows will track the Index to the extent practicable, but this will result in brokerage expenses.

         SOCIAL CRITERIA--The Domini Social Index was developed and is currently maintained by KLD. The Index is a common stock index comprised of the stocks of approximately 400 companies which meet certain social criteria. The weightings of the stocks compromising the Index are based upon market capitalization. The criteria used in developing and maintaining the Index involve the subjective judgment of KLD. KLD, based on available data, seeks to exclude the following types of companies: firms that derive more than 2% of their gross revenues from the sale of military weapons; firms that derive any revenues from the manufacture of tobacco products or alcoholic beverages; firms that derive any revenues from gambling enterprises; and firms that have an ownership share in, or operate, nuclear power plants, or participate in businesses related to the nuclear fuel cycle. KLD also considers criteria such as corporate citizenship, employee relations, environmental performance, and product-related issues when evaluating stocks for inclusion in the Index. The corporate citizenship criteria include a company's record with regard to its philanthropic activities and its community relations in general. The employee relations criteria include a company's record with regard to labor matters, workplace safety, equal employment opportunity, employee benefit programs, and meaningful participation in company profits either through stock purchase or profit sharing plans. The environmental performance criteria include a company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services. The product-related criteria include a company's record with regard to product safety, marketing practices, and commitment to quality.


        The Manager intends to vote proxies of companies included in the Portfolio consistent with the social criteria used in developing and maintaining the Domini Social Index.

        INDEX MANAGEMENT--The Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Domini Social Index. Moreover, inclusion of a stock in the Index does not imply an opinion by KLD or the Manager as to the merits of that specific stock as an investment. However, KLD and the Manager believe that enterprises which exhibit a social awareness, based on the criteria described above, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

        In selecting stocks for inclusion in the Domini Social Index:

         1. KLD evaluated, in accordance with the social criteria described above, each of the companies the stocks of which comprise the S&P 500. If a company whose stock was included in the S&P 500 met KLD's social criteria and met KLD's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Domini Social Index. As of July 31, 1997, of the 500 companies whose stocks comprised the S&P 500, approximately [__]% were included in the Index.


         2. The remaining stocks comprising the Domini Social Index (I.E., those which are not included in the S&P 500) were selected based upon KLD's evaluation of the social criteria described above, as well as upon KLD's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Index, industry sector weighting in the Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether.


         The component stocks of the S&P 500 are chosen by Standard & Poor's Corporation ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model forthe composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the New York Stock
Exchange. Not all stocks included in the S&P 500 are listed on the New York Stock Exchange. However, the total market value of the S&P 500 as of July 31, 1997 represented [__]% of the aggregate market value of common stocks traded on the New York Stock Exchange.

        Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Fund or the Portfolio.

        Some of the stocks included in the Domini Social Index may be stocks of foreign issuers (provided that the stocks are traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (I.E., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

        The weightings of stocks in the Domini Social Index are based on each stock's relative total market capitalization, (I.E., market price per share times the number of shares outstanding). Because of this weighting, as of July 31,

         1997 approximately [__] of the Index was comprised of the [__] largest companies in the Index.

         KLD may exclude from the Domini Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent.

         The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Domini Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Index, will reflect the Submanager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of Fund shares. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio to the weightings of the securities in the Index of 0.95 or better. The Board of Trustees of the Portfolio will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Fund and the Portfolio with that of the Index, and comparing the composition and weighting of the Portfolio's holdings with those of the Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Fund or the Portfolio, as the case may be, and that of the Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index falls below 0.95, the Board of Trustees will review with the Submanager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.


         The Portfolio may invest cash reserves in short-term debt securities (I.E., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States Government, bankers'
acceptances, commercial paper or certificates of deposit, provided that the issuer satisfies KLD's social criteria. The Portfolio does not currently intend to invest in direct obligations of the United States Government. Short-term debt securities purchased by the Portfolio will be rated at least Prime-1 by Moody's Investors Service, Inc. or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Portfolio's Board of Trustees. The Portfolio's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Domini Social Index and in order to meet anticipated redemption requests. Such investments are not intended to be used for defensive purposes in periods of anticipated market decline.

        The annual portfolio turnover rates of the Portfolio for the fiscal years ended July 31, 1996 and July 31, 1997 were 5% and 1%, respectively. The Portfolio's average brokerage commission rates paid per share for the fiscal years ended July 31, 1996 and July 31, 1997 were $0.05 and $0.05, respectively.


        The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Neither the Portfolio nor the Fund will engage in brokerage transactions with the

         Manager, the Submanager or the Sponsor or any of their respective affiliates or any affiliate of the Fund or the Portfolio. For further discussion regarding securities trading by the Portfolio, see the

Statement of Additional Information.

        Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Portfolio may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. Such loans would be required to be secured continuously by collateral consisting of securities, cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on three days' notice. During the existence of a loan, the Portfolio would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Portfolio may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         Although it has no current intention to do so, the Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Portfolio owns an equal amount of such securities, or securities convertible into such securities.


SPECIAL  INFORMATION  CONCERNING THE  MASTER  FEEDER  INVESTMENT FUND STRUCTURE





        Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Manager at [(___) ___-____].


        The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there were a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Portfolio will be achieved. See "Investment Restrictions" in the Statement of Additional Information for a description of the fundamental policies of the Fund and of the Portfolio that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, respectively. Except as stated otherwise, all investment guidelines, policies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk.
(However, this possibility exists as well for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Fund in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

        The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Fund determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Fund were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment manager and investment submanager, the Trustees will seek to determine the best course of action.

        For more information about the Portfolio's policies, management and expenses see "Investment Objective and Policies", "Management" and "Other Information Concerning Shares of the Fund--Expenses". For information about the Portfolio's investment restrictions see the Statement of Additional Information.


                                   ------------------------

         As a matter of fundamental policy, the Fund will invest all of its investable assets (either directly or through the Portfolio) in one or more of:
(i) stocks comprising an index of securities selected applying social criteria, which initially will be the Domini Social Index, (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. This fundamental policy cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Prospectus, means the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the outstanding shares of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding shares are represented in person or by proxy). Except for this fundamental policy, investor approval is not required to change the Fund's or the Portfolio's investment objective or any of the investment policies described above.

        The Statement of Additional Information includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Portfolio's and the Fund's investment policies. Certain of the investment restrictions listed in the Statement of Additional Information may not be changed by the Portfolio without the approval of the Fund and the other investors in the Portfolio or by the Fund without the approval of the shareholders of the Fund. If a percentage or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the Portfolio's total assets or the value of the Portfolio's securities or a later change in the rating of a security held by the Portfolio will not be considered a violation of policy.


         Expenses of the Portfolio with respect to investment management and administrative services, investment submanagement services and sponsorship services are described herein under "Management--Manager,-- Submanager, and-- Sponsor", respectively.

                                          MANAGEMENT


         The Boards of Trustees of the Fund and the Portfolio provide broad supervision over the affairs of the Fund and the Portfolio, respectively. The Fund has retained the services of DSI as Sponsor, but has not retained the services of an investment manager or investment submanager since the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the services of DSI as investment manager and Mellon Equity as investment submanager.




                                            MANAGER


        DSI, a Massachusetts limited liability company, provides investment management and administrative services to the Portfolio pursuant to a Management Agreement. DSI has been registered as an investment adviser under the Investment Advisers Act of 1940 since 1997. The services provided by the Manager consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year, subject to reduction. See "Expenses" for a description of this fee reduction pursuant to the Management Agreement.

        Prior to [November 1, 1997], KLD, as the Portfolio's former investment adviser, received from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year. Additionally, prior to [November 1, 1997], KLD received from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the average daily net assets of the Portfolio for its then current fiscal year for administrative services.

        "DominiSM" and "Domini 400 Social IndexSM" are service marks of KLD which are licensed to DSI with the consent of Amy L. Domini. Pursuant to agreements among DSI, Amy L. Domini, and each of the Fund and the Portfolio, the Portfolio may be required to discontinue use of these service marks if DSI ceases to be the Manager of the Portfolio or Ms. Domini withdraws her consent, and the Fund may be required to discontinue the use of these service marks if either DSI ceases to be the Sponsor of the Fund or Ms. Domini withdraws her consent or if either DSI ceases to be the Manager of the Portfolio or the Fund ceases to invest all of its assets in the Portfolio.

                                          SUBMANAGER

         Mellon  Equity  provides  investment   submanagement  services  to  the
Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSI. Mellon Equity does not determine the composition of the Domini Social Index.

         Under the Submanagement Agreement, DSI pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio. Prior to [November 1, 1997], the Portfolio paid Mellon Equity an investment management fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio.

        Mellon Equity is a Pennsylvania business trust founded in 1987 whose beneficial owners are Mellon Bank N.A. and MMIP, Inc (a wholly owned subsidiary of Mellon Bank Corporation ("Mellon Bank")). Mellon Equity has been registered as an investment adviser under the Investment Advisers Act of 1940 since 1986. Prior to 1987, the Submanager was part of the Equity Management Group of Mellon Bank's Trust and Investment Department, which managed domestic equity, tax-exempt and institutional pension assets since 1947. As of December 31, 1996, the Submanager had approximately $11.3 billion in assets under management.

         [John R. O'Toole (a senior vice president of Mellon Equity, CFA and a member of AIMR), has been primarily responsible for the day-to-day portfolio management of the Portfolio since November 1994. He has been employed by Mellon Equity and/or Mellon Bank as a portfolio manager for over five years.]


                                            SPONSOR


        Pursuant to a Sponsorship Agreement, DSI provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by DSI to the Portfolio under the Management Agreement, DSI answers questions from the general public and the media regarding the composition of the Domini Social Index and the securities holdings of the Portfolio. For these services and facilities, DSI receives fees computed and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund for the Fund's then-current fiscal year, subject to reduction. See "Expenses" for a description of this fee reduction pursuant to the Sponsorship Agreement.


                              PURCHASES AND REDEMPTIONS OF SHARES

                                           PURCHASES

        Shares of the Fund may be purchased without a sales load at the net asset value next determined after an order for shares is received and accepted by the Fund provided such order is received and accepted on any day the New York Stock Exchange is open for trading (a "Fund Business Day"). The minimum initial investment in the Fund is $1,000, except that the minimum initial investment for an investor who invests through an automatic investment plan is $500 and the minimum initial investment for an IRA is $250. Except as noted below, there is no minimum on additional investments.

        The Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of its shares.

        For each shareholder of record, the Fund establishes an open account to which all shares purchased are credited together with any dividends and capital gains distributions which are paid in additional shares. See "Other Information Concerning Shares of the Fund--Dividends and Capital Gains Distributions". Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained on specific written request to the Fund. No certificates are issued for fractional shares.

        Shares may be purchased directly from the Distributor or through Service Organizations (see "Service Organizations" below) by clients of those Service Organizations. If an investor purchases shares through a Service Organization, the Service Organization must promptly transmit such order to the Fund so that the order receives the net asset value next determined following receipt of the order. Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Other investors may purchase Fund shares in the manner described below.


        Investors desiring to purchase shares of the Fund by mail should complete an Account Application and mail the Application and a check (in U.S. dollars), payable to "Domini Social Equity Fund", to the Fund at the following address:


                      Domini Social Equity Fund
                      P.O. Box 117
                      New York, New York 10274-0117

        An investor desiring to purchase shares by a wire transfer of funds should request its bank to transmit immediately available funds. The information transmitted with the funds must include the investor's name and address and a statement indicating whether a new account is being established by such wire transfer or whether such wire transfer is being made by a shareholder with an account with the Fund. If the initial purchase by an investor is by a wire transfer of funds, an account number will be assigned to such investor and an Account Application must subsequently be completed and mailed to the Fund. For purchases by wire transfer, please call Fundamental Shareholder Services, Inc., the Fund's transfer agent (the "Transfer Agent"), at 1-800-782-4165 to obtain wire transfer instructions.

         Shares of the Fund may be purchased by exchanging securities acceptable to the Fund for shares of the Fund. The Fund will not accept a security in exchange for Fund shares unless (a) the security is consistent with the investment objective and policies of the Fund and the Portfolio, and (b) the security is deemed acceptable by the Manager and the Submanager. Securities offered in exchange for shares of the Fund will be valued in accordance with the usual valuation procedure for the Fund. See "Net Asset Value".


        Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

        For further information on how to purchase shares of the Fund, an investor should contact the Distributor (see back cover for address and phone number).

                                   AUTOMATIC INVESTMENT PLAN

        The Fund offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. The minimum initial investment for an investor investing through an automatic investment plan is $500. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Fund and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward the bank withdrawal information to the Fund, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the public offering price per share determined on the day that both the check and bank withdrawal data are received in the form required by the Fund. Further information about the plan and form may be obtained from the Transfer Agent or the Distributor at the telephone numbers listed on the back cover of the prospectus.

                                INDIVIDUAL RETIREMENT ACCOUNTS

        Shares of the Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). An Internal Revenue Service-approved IRA plan is available from the Distributor naming Investors Bank & Trust Company as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible depending upon various factors, including the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

                                          REDEMPTIONS

        A shareholder may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to the Fund. Redemptions will therefore be effected on the same day the redemption order is received by the Fund provided such order is received and accepted on a Fund Business Day prior to the time at which the net asset value of the Fund is determined. The proceeds of a redemption will be paid by the Fund in federal funds normally on the next Fund Business Day, but in any event within seven days if all checks in payment for the purchase of shares to be redeemed have been cleared by the Fund (which may take up to 15 days). Redemptions may be paid by the Fund by check or by wire transfer if the appropriate box on the Account Application has been completed. Instructions for wire redemptions are set forth in the Account Application. If shares to be redeemed are held in certificate form, the certificates must be mailed to the Fund at the address noted below. Do not sign the certificates and, for protection, use registered mail.

        Redemptions may be made by letter to the Fund specifying the dollar amount or number of shares to be redeemed and the account number. The letter must be signed in exactly the same way the account is registered and the signatures must be guaranteed by an eligible signature guarantor. In some cases the Fund may require the furnishing of additional documents.

        Written requests should be mailed to the Fund at the following address:

                      Domini Social Equity Fund
                      P.O. Box 117
                      New York, New York 10274-0117

        For overnight deliveries, please use the following address:

                      Domini Social Equity Fund
                      c/o Fundamental Shareholder Services, Inc.
                      90 Washington Street
                      New York, New York 10006
                      (212) 635-5000

        An investor may also redeem shares by telephone by calling the Transfer Agent, at 1-800-782-4165, if the appropriate box on the Account Application has been completed. The Fund, Transfer Agent and Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. Accordingly, shareholders will bear the risk of loss.
The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephone instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Fund liable for any losses due to unauthorized or fraudulent telephone instructions. The following information must be supplied by the shareholder or broker at the time a request for a telephone redemption is made: (1) the shareholder's account number; (2) the shareholder's social security number; and
(3) the name and account number of the shareholder's designated securities dealer or bank.

        The Fund, Transfer Agent and Distributor reserve the right to refuse wire or telephone redemptions. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time by the Fund or the Distributor. A Service Organization may request a wire redemption provided a Wire Authorization Form is on file with the Fund. The proceeds of a wire redemption will be sent to an account with a Service Organization designated on the appropriate form. The Fund reserves the right to restrict or terminate wire redemption privileges. Proceeds of wire redemptions will be transferred within seven days after receipt of the request.

        The value of shares redeemed may be more or less than the shareholder's cost, depending on the Fund's performance during the period the shareholder owned its shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss.

        The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

                                  SYSTEMATIC WITHDRAWAL PLAN

        Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he or she redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

                                          TAX MATTERS

        Each year the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided the Fund qualifies as a "regulated investment company" under the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, the Fund will not be required to pay any federal income or excise taxes. The Portfolio will also not be required to pay any federal income or excise taxes. However, shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on distributions of net investment income and net realized capital gains from the Fund. After the end of each calendar year, each shareholder receives information for tax purposes on the distributions received during that calendar year including the portion taxable as ordinary income, the portion taxable as long-term capital gains, the portion, if any, representing a return of capital (which is generally treated as a reduction in basis rather than taxable income) and the amount of dividends eligible for the corporate dividends received deduction.

        Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. Distributions of net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) will cause any short-term capital loss realized on the disposition by a Fund's shareholder of Fund shares held for six or fewer months to be recharacterized, to the extent of those distributions, as long-term capital loss. Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and payments made by the Fund. Generally, shareholders are subject to back-up withholding if they have not provided the Fund with a correct taxpayer identification number and certain other certifications.

        The Fund is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code.

        The foregoing discussion is intended for general information only. A prospective shareholder should consult with its own tax advisor as to the tax consequences of an investment in the Fund including the status of distributions from the Fund under applicable state or local law.

                        OTHER INFORMATION CONCERNING SHARES OF THE FUND

                                        NET ASSET VALUE

        The Fund determines the net asset value of each of its shares on each Fund Business Day. This determination is made once during each such day as of the close of regular trading on the New York Stock Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding.

        Since the Fund will invest all of its assets in the Portfolio, the value of the Fund's assets will be equal to the value of its beneficial interest in the Portfolio. The net asset value of the Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each Fund Business Day, by deducting the amount of the Portfolio's liabilities from the value of its assets. The value of the Fund's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. (See "Description of Shares, Voting Rights and Liabilities" below.)

        Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

                           DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

        Substantially all of the Fund's net income from dividends and interest is paid to the Fund's shareholders semi-annually (in the months of June and December) as a dividend. For this purpose, the Fund's "net income from dividends and interest" consists of all income from dividends and interest accrued on the assets of the Fund (I.E., the Fund's share of the Portfolio's net income from dividends and interest), less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

        The Fund also declares a long-term capital gains distribution to its shareholders on an annual basis, usually in December, if the Fund's share of the Portfolio's profits during the year from the sale of securities held for longer than the applicable long-term capital gains holding period exceeds the Fund's share of the Portfolio's losses during such year from the sale of securities together with the Fund's share of the Portfolio's net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). The Fund's share of the Portfolio's net short-term capital gains realized during each fiscal year will also be distributed at that time.

        The Fund will also make additional distributions to its shareholders to the extent necessary to avoid application of the 4% nondeductible excise tax created by the Tax Reform Act of 1986 on certain undistributed income and net capital gains of mutual funds.

        A shareholder of the Fund may elect to receive dividends and capital gains distributions in either cash or additional shares. Unless otherwise specified in writing by a shareholder, all dividends and capital gains distributions will be reinvested in additional shares.

                                           EXPENSES

        The Fund and the Portfolio each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund or the Portfolio; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Portfolio; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund or the Portfolio; insurance premiums; and expenses of calculating the net asset value of the Portfolio and of shares of the Fund.


        The Fund will also pay sponsorship fees payable to the Sponsor; all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes.

        Under the Sponsorship Agreement, DSI's fee will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.98% of the average daily net assets of the Fund through [November 1, 1998].


        The Portfolio will also pay the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the

Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors; and the investment management fees payable to the Manager .

         Under the Management Agreement, DSI's fee will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Portfolio through [November 1, 1998].

        There is no assurance that DSI will maintain the fee reductions pursuant to the Management Agreement or the Sponsorship Agreement beyond the specified date.


                                DISTRIBUTION PLAN AND AGREEMENT

        The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, Signature, as the Distributor, acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Signature, as the Distributor, acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead) and equipment.

         Under the Distribution Plan, Signature may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of Signature, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. Signature will provide to the Trustees of the Fund a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made.


        DSI has informed the Fund's Board of Trustees that it, or an affiliate, intends to become qualified as a broker-dealer and transfer agent within the next year. In that event, the Trustees would consider appointing DSI, or such affiliate, the distributor and/or transfer agent for the Fund.


                     DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

        The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund.

  Each share  represents an equal  proportionate  interest in the Fund with each other share. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. The Fund is not required to hold annual meetings of shareholders but the Fund will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Upon liquidation of the Fund, shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting.

        The Fund reserves the right to create and issue any number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series). Currently, the Fund has only one series of shares, all of which are of the same class. The Fund may establish additional classes of any series of shares. For example, the Fund may offer another class of shares that has lower annual distribution fees or shareholder servicing fees. Prior to offering another class of shares, the Fund would either issue a new prospectus and statement of additional information or amend this Prospectus and the Statement of Additional Information to reflect such issuance.

        The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

         The Portfolio, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (I.E., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Fund's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Fund is requested to vote on a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by its shareholders.

        Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such Fund Business Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.

                      SERVICE ORGANIZATIONS, TRANSFER AGENT AND CUSTODIAN

                                     SERVICE ORGANIZATIONS

        The Fund may also contract with various banks, trust companies (other than Mellon Equity), broker-dealers (other than Signature) or other financial organizations (collectively, "Service Organizations") to provide services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship.

         Some Service Organizations may impose additional or different conditions on their clients such as requiring their clients to invest more than the minimum initial investment specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

        The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                                 TRANSFER AGENT AND CUSTODIAN

        The Fund has entered into a Transfer Agency Agreement with Fundamental Shareholder Services, Inc. ("FSSI"), pursuant to which FSSI acts as Transfer Agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to Custodian Agreements, Investors Bank & Trust Company ("IBT") acts as the custodian of the Fund's assets (I.E., cash and the Fund's interest in the Portfolio) and as the custodian of the Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio and the daily net asset value of shares of the Fund. Securities held by the Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. IBT also serves as transfer agent for the Portfolio. For their services, FSSI and IBT will receive such compensation as may from time to time be agreed upon by each of them and the Fund or the Portfolio.

                                   ------------------------

         The Fund's Statement of Additional Information contains more detailed information about the Fund and the Portfolio, including information related to
(i) investment policies and restrictions of the Fund and the Portfolio, (ii) the Trustees, officers, Manager of the Portfolio and Sponsor of the Fund , (iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) additional performance information, including the method used to calculate yield and total rate of return quotations of the Fund, (vi) determination of the net asset value of shares of the Fund, and (vii) the audited financial statements of the Fund and the Portfolio at July 31, 1997.

DOMINI SOCIAL EQUITY FUND

[11 West 25th Street
 New York, NY 10010]






PORTFOLIO INVESTMENT       CUSTODIAN:

 MANAGER AND FUND SPONSOR:  Investors Bank &
 Domini Social                Trust Company
   Investments LLC          200 Clarendon Street
[11 West 25th Street       Boston, MA  02116
 New York, NY 10010]
[(___) ___-____]           AUDITORS:

                           KPMG Peat Marwick LLP

PORTFOLIO INVESTMENT       99 High Street
 SUBMANAGER:                Boston, MA 02110

Mellon Equity
  Associates               LEGAL COUNSEL:
500 Grant Street           Bingham, Dana & Gould LLP
Suite 3700                 150 Federal Street
Pittsburgh, PA             Boston, MA 02110
15258-0001
                           TRANSFER AGENT:
                            Fundamental Shareholder
DISTRIBUTOR:                 Services, Inc.
Signature Broker-          90 Washington Street
  Dealer Services, Inc.    New York, NY 10006
6 St. James Avenue
Boston, MA 02116
(800) 762-6814

DOMINI SOCIAL EQUITY FUND
PROSPECTUS
-------------------------

NOVEMBER  28, 1997

[starfish]

INVESTING FOR GOODSM

[oceanic/starfish graphic]
[recycled symbol] Printed on Recycled Paper

[DSI201D]

 DSI195E



                              STATEMENT OF ADDITIONAL INFORMATION


                                      NOVEMBER  28, 1997


                                   DOMINI SOCIAL EQUITY FUND


TABLE OF CONTENTS                                                          PAGE

1. The Fund...................................................................2

2. Investment Objective, Policies and Restrictions............................2

3. Performance Information....................................................9

4. Determination of Net Asset Value; Valuation of Portfolio
Securities...................................................................10

5. Management of the Fund and the Portfolio..................................11


6. Independent Auditors .....................................................[]

7. Taxation..................................................................[]

8. Portfolio Transactions and Brokerage Commissions..........................[]

9. Description of Shares, Voting Rights and Liabilities .....................[]

10. Financial Statements ....................................................[]



DOMINI SOCIAL EQUITY FUND

         [11 West 25th Street, New York, New York 10010] [(800) 762-6814]

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated November 28, 1997, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting Signature Broker-Dealer Services, Inc., the Fund's distributor, at
(800) 762-6814.




         This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                         1.  THE FUND

         Domini Social Equity Fund (the "Fund") is a no-load diversified open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989. The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value. References in this Statement of Additional Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.


         Domini Social Investments LLC ("DSI") the Fund's sponsor (the "Sponsor"), supervises the overall administration of the Fund. The Board of Trustees provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by Signature Broker-Dealer Services, Inc. ("Signature"), the Fund's distributor (the "Distributor"). The minimum initial investment is $1,000, except that the minimum initial investment for an Individual Retirement Account is $250 and the minimum initial investment for investors who invest through an automatic investment plan is $500. An investor should obtain from the Distributor, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

         The Fund seeks to achieve its investment objective by investing all its assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. DSI is the Portfolio's investment manager (the "Manager"). Mellon Equity Associates ("Mellon Equity") is the Portfolio's investment submanager (the "Submanager"). Kinder, Lydenberg, Domini & Co., Inc. ("KLD") determines the composition of the Domini 400 Social IndexSM. The Submanager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. "DominiSM" and "Domini 400 Social IndexSM" are service marks of KLD.

                      2.  INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                                     INVESTMENT OBJECTIVE


         The investment objective of the Fund is to provide its shareholders with long-term total return (reflecting both dividend and price performance of the Fund) which corresponds to the performance of the Domini 400 Social IndexSM (referred to herein as the "Index" or the "Domini Social Index"). There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without approval by the Fund's shareholders.

                                      INVESTMENT POLICIES

         The Fund seeks to achieve its investment objective by investing all its assets in the Portfolio, which has the same investment objective as the Fund. The Fund may withdraw its investment in the Portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having the same investment objective as the Fund, or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio. The approval of the Fund's shareholders would not be required to change any of the Fund's investment policies.

         The following supplements the information concerning the Portfolio's investment policies contained in the Prospectus and should only be read in conjunction therewith.

         A company which is not included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") may be included in the Domini Social Index primarily in order to afford representation to an industrial sector which would otherwise be under-represented in the Index. Because of the social criteria applied in the selection of stocks comprising the Index, industry sector weighting in the Index may vary materially from the industry weightings in other stock indices, including the S&P 500.

         With respect to stocks of foreign issuers, the Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.

         Although neither the Fund nor the Portfolio has any current intention to do so, the Fund and the Portfolio may invest in securities which may be resold pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").

         It is a fundamental policy of the Portfolio and the Fund that neither the Portfolio nor the Fund may invest more than 25% of the total assets of the Portfolio or the Fund, respectively, in any one industry, although the Fund will invest all of its assets in the Portfolio, and the Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Domini Social Index. Based on the current composition of the Index, this is considered highly unlikely. If the Portfolio were to concentrate its investments in a single industry, the Portfolio and the Fund would be more susceptible to any single economic, political or regulatory occurrence than would be another investment company which was not so concentrated.

         LOANS OF SECURITIES: The Portfolio may lend its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned within three business days;
(3) the Portfolio will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Portfolio.

         The Portfolio will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.


         In connection with lending securities, the Portfolio may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Portfolio, the Manager or the Submanager.


         Although the Portfolio reserves the right to lend its securities, it has no current intention of doing so in the foreseeable future.

         RISK FACTORS INVOLVED IN OPTION CONTRACTS: Although it has no current intention to do so, the Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Portfolio or possible declines in the value of securities which are expected to be sold by the Portfolio. Generally, the Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

         The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

         Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.


         Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Manager does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Portfolio.

         The approval of the Fund and of the other investors in the Portfolio is not required to change the investment objective or any of the non-fundamental investment policies discussed above, including those concerning security transactions.

                                    INVESTMENT RESTRICTIONS

         The Fund and the Portfolio have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund or the Portfolio, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

         Except as described below, whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote proportionately as instructed by its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the Trustees of the Fund.

        Neither the Fund nor the Portfolio may:

         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Fund or the Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively, taken in each case at market value) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "Non-Fundamental State and Federal Restrictions" below;

         (2) purchase any security or evidence of interest therein on margin, except that either the Fund or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;

         (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities;

         (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Portfolio and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security;

         (5) make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

         (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Portfolio;

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or the Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time (it is the present intention of the Portfolio and the Fund to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

         (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Portfolio's or the Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Portfolio; or

        (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Domini Social Index, in which case the Portfolio or the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Portfolio.

         NON-FUNDAMENTAL STATE AND FEDERAL RESTRICTIONS: In order to comply with certain state and federal statutes and regulatory policies, neither the Fund nor the Portfolio will as a matter of operating policy:

(i) borrow money for any purpose in excess of 10% of the total assets of the Fund or the Portfolio, respectively (taken in each case at cost) (moreover, neither the Fund nor the Portfolio will purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value)),

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund or the Portfolio, respectively (taken in each case at market value), provided that collateral arrangements with respect to options, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction,

         (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold, and provided that if such right is conditional the sale is made upon the same conditions,

         (iv) invest for the purpose of exercising control or management, except that all of the assets of the Fund may be invested in the Portfolio,


         (v) purchase securities issued by any registered investment company, except that the Fund may invest all its assets in the Portfolio and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that (except for the Fund's investment in the Portfolio) the Fund and the Portfolio will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of the Fund or the Portfolio, respectively; and provided, further, that (except for the Fund's investment in the Portfolio) the Fund and the Portfolio shall not purchase securities issued by any open-end investment company, (vi) invest more than 10% of the net assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value), in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act,

         (vii) invest more than 15% of the net assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value), (a) in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities), and (b) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years, provided, however, that no more than 5% of the net assets of the Fund or the Portfolio, respectively, are invested in securities issued by issuers which (including predecessors) have been in operation less than three years,

         (viii) purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Funds or the Portfolio's total assets at the time of such purchase,

         (ix) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that option contracts shall not be subject to this restriction, and except that the Fund may invest all or any portion of its assets in the Portfolio,


         (x) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or the Portfolio, as the case may be, or a director of the Manager or the Submanager, of all of the securities of such issuer by the Fund or the Portfolio, as the case may be, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value, except that the Fund may invest all or any portion of its assets in the Portfolio,

         (xi) invest more than 5% of the Fund's or the Portfolio's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's or the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange, or

         (xii) make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund or the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the securities sold short, and unless not more than 10% of the Fund's or the Portfolio's, respectively, net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (neither the Fund nor the Portfolio has any current intention to engage in short selling).

         Restrictions (i) through (xii) are not fundamental and may be changed with respect to the Fund by the Fund without approval by the Fund's shareholders or with respect to the Portfolio by the Portfolio without the approval of the Fund or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the applicable investment limitations found in the state securities laws and regulations of all states in which the Fund is registered.

         PERCENTAGE RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or the Portfolio or a later change in the rating of a security held by the Fund or the Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund or the Portfolio to the net asset value of the Fund or the Portfolio, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Fund or the Portfolio as the case may be, will take the corrective action required by Section 18(f).

                                  3.  PERFORMANCE INFORMATION

         The Fund will calculate its total rate of return for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share (i.e., net asset value) on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

         Any current "yield" quotation of the Fund shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

         Total rate of return and yield information with respect to the Domini Social Index will be computed in the same fashion as set forth above with respect to the Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the

Index weighted in accordance with the weightings of the stocks comprising the Index. Performance information with respect to the Index will not take into account brokerage commission and other transaction costs which will be incurred by the Portfolio.

                            4.  DETERMINATION OF NET ASSET VALUE;
                                VALUATION OF PORTFOLIO SECURITIES


         The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination of net asset value of shares of the Fund is made once during each such day as of the close of the NYSE by dividing the value of the Fund's net assets (i.e., the value of its investment in the Portfolio and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "Purchases and Redemptions of Shares" in the Prospectus.

         The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities. Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

         A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Portfolio's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         Interest income on short-term obligations held by the Portfolio is determined on the basis of interest accrued less amortization of premium.

                         5.  MANAGEMENT OF THE FUND AND THE PORTFOLIO


         The Trustees and officers of the Fund and the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Fund. Unless otherwise indicated below, the address of each Trustee and officer is [11 West 25th Street, New York, New York 10010].

                            TRUSTEES OF THE FUND AND THE PORTFOLIO

         EMILY W. CARD -- 1223 Wilshire Boulevard, No. 334, Santa Monica, California 90403; Attorney; President, The Card Group, Inc; Trustee, Domini Institutional Trust. Her date of birth is May 8, 1942.

         AMY L. DOMINI* -- 230 Congress Street, Boston, Massachusetts 02110; Chair, President and Trustee of the Fund, Portfolio and Domini Institutional Trust; Manager of DSI; Officer of Kinder, Lydenberg, Domini & Co., Inc.; Private Trustee, Loring, Wolcott & Coolidge; Trustee , Episcopal Church Pension Fund; Member, Governing Board, Interfaith Center on Corporate Responsibility. Her date of birth is January 15, 1950.

         [ALLEN M. MAYES -- P.O. Box 21222, Beaumont, Texas 77720; Trustee, Domini Institutional Trust; Retired Senior Associate General Secretary of the General Board of Pensions of the United Methodist Church, Director of Ministerial Services, Texas Annual Conference, The United Methodist Church; Former Member of the Board of Directors of Investor Responsibility Research Center; Member of Board of Trustees of Wiley College. His date of birth is September 20, 1920.]

         WILLIAM C. OSBORN -- 115 Buckminster Road, Brookline, Massachusetts 02146; Manager, Venture Investment Management Company LLC; Trustee , Domini Institutional Trust; Vice President and General Manager, TravElectric Services Corp (prior to 1995); President, Environmental [Packaging] Technologies (prior to 1993; Director, Evergreen Solar, Inc; Director, Conservation Services Group. His date of birth is July 7, 1944.

         [KAREN PAUL -- 4050 Park Avenue,  Miami, Florida 33133;  Associate Dean
and  Professor  of  Business  Environment,   Florida  International  University;
Trustee, Domini Institutional Trust. Her date of birth is September 23, 1944.]

         TIMOTHY SMITH -- 475 Riverside Drive, New York, New York 10115; Executive Director , Interfaith Center on Corporate Responsibility; Trustee, Calvert New Africa Fund; Trustee, Domini Institutional Trust. His date of birth is September 15, 1943.

         FREDERICK C. WILLIAMSON -- Five Roger Williams Green, Providence, Rhode Island 02904; Treasurer and Trustee , RIGHA (charitable foundation supporting health care needs); Chairman, Rhode Island Historical Preservation and Heritage Commission; Trustee, National Parks and Conservation Commission; Trustee , Domini Institutional Trust. His date of birth is September 20, 1914.

         Each Trustee is paid an annual fee as follows for serving as Trustee of the Fund and the Portfolio and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees for the fiscal year ended July 31, 1997 is set forth below. The Trustees may hold various other directorships unrelated to the Fund or Portfolio.


                                                  PENSION OR
                                                  RETIREMENT
                                                  BENEFITS                                TOTAL
                              AGGREGATE           ACCRUED AS                              COMPENSATION
                              COMPENSATION        PART OF                                 FROM THE
                              FROM THE            FUND                ANNUAL BENEFITS     FUND, PORTFOLIO AND
                              FUND                EXPENSES            UPON RETIREMENT     DOMINI INSTITUTIONAL TRUST


Amy L. Domini*, Chair,          None               None               None                None
President and Trustee


 Emily                          $1,600             None               None                $1,805
W. Card, Trustee

[Karen Paul, Trustee            $1,800                                None                $2,005]
                                                   None


William C. Osborn,              $1,800             None               None                $2,005
Trustee
                                $0                 None               None                $2,400]

[Allen M. Mayes, Trustee
                                $55                 None              None                $2,455
Timothy Smith, Trustee
                                $55                None               None                $2,455
Frederick C. Williamson, Sr., Trustee



                                           OFFICERS


         PETER D. KINDER* -- Vice President of the Fund and the Portfolio; President of Kinder, Lydenberg, Domini & Co., Inc.; [ ] Domini Social Investments LLC (since 1997).

         STEVEN D. LYDENBERG* -- Vice President of the Fund and the Portfolio; Director of Research of Kinder, Lydenberg, Domini & Co., Inc.; [ ] Domini Social Investments LLC (since 1997).

         DAVID P. WIEDER* -- Vice President of the Fund and the Portfolio (since
1997); [ ] Domini Social Investments LLC (since 1997); President of Fundamental Shareholder Services, Inc.

         SIGWARD M. MOSER* -- Vice President of the Fund and the Portfolio (since 1997); President of Communications House International, Inc.; Director of Financial Communications Society; [ ] Domini Social Investments LLC (since
1997).

         CAROLE M. LAIBLE* -- Secretary and Treasurer of the Fund and the Portfolio (since 1997); Compliance Officer of Domini Social Investments LLC (since 1997); [ ] Fundamental Shareholder Services, Inc.

         As of September 1, 1997, all Trustees and officers of the Fund and the Portfolio as a group owned less than 1% of the Fund's outstanding shares . As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Charles Schwab & Co., Inc. (as a nominee on behalf of its customers), 2,612,979.548 shares (29.6%) (the Fund has no knowledge as to the beneficial ownership of these shares). The Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of the outstanding shares of the Fund. Shareholders owning 25% or more of the outstanding shares of the Fund may take actions without the approval of any other investor in the Fund.

         The Trustees who are not "interested persons" (the "Disinterested Trustees") of the Fund as defined by the 1940 Act are the same as the Disinterested Trustees of the Portfolio. A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Fund and the Portfolio, up to and including creating a separate board of Trustees. Any conflict of interest between the Fund and the Portfolio will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers (the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liability to the Fund or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    MANAGER AND SUBMANAGER

         DSI provides advice to the Portfolio pursuant to a Management Agreement (the "Management Agreement"). The services provided by the Manager consist of furnishing continuously an investment program for the Portfolio. DSI will have authority to determine from time to time what securities are purchased, sold or exchanged, and what portion of assets of the Portfolio is held uninvested. DSI will also perform such administrative and management tasks as may from time to time be reasonably requested, including: (i) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Portfolio and for performing administrative and management functions; (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and monitoring of performance and billings of the Portfolio's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) overseeing (with the advice of Portfolio's counsel) the preparation of and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of the books and records of the Portfolio. The Manager furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Management Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio at a meeting called for the purpose of voting on the Management Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

         The Management Agreement provides that the Manager may render services to others. DSI may employ, at its own expense, or may request that the Portfolio employ (subject to the requirements of the 1940 Act) one or more subadvisers or submanagers, subject to DSI's supervision. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each investor in the Portfolio being in proportion to the amount of its investment) or by a vote of a majority of its Board of Trustees, or by the Manager, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

        The Fund's Prospectus contains a description of fees payable to the Manager for services under the Management Agreement.


         DSI is a newly formed Massachusetts limited liability company with offices at 11 West 25th Street, 7th Floor, New York, New York 10010, and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). the names of the principal owners of DSI, their relationship to the Fund and their percentage ownership of DSI follows: Amy L. Domini, Chairman of the

         Board and President of the Fund, is the Manager and principal executive officer of DSI and a 21.55% owner of DSI. Ms. Domini is also Chief Executive Officer, Secretary, Treasurer and 51% owner of KLD which licenses the Domini Social Index to DSI. Peter D. Kinder, Vice President of the Fund, is a 21.25% owner of DSI. Mr. Kinder is also President and 19% owner of KLD. Sigward M. Moser, Vice President of the Fund, is a 21.25% owner of DSI. David P. Wieder, Vice President of the Fund is a 21.25% owner of DSI. Mr. Wieder is also President and an owner of Fundamental Shareholder Services, Inc. ("FSSI"), a registered transfer agent which has served as the Fund's transfer agent since 1995.

         Mellon Equity manages the assets of the Portfolio pursuant to an Investment Submanagement Agreement (the "Submanagement Agreement"). The Submanager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority vote of the outstanding voting securities in the Portfolio at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

         The Submanagement Agreement provides that the Submanager may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of the majority of its Board of Trustees, or by the Manager with the consent of the Trustees and may be terminated by the Submanager on not less than 90 days' written notice to the Manager and the Trustees, and will automatically terminate in the event of its assignment. The Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any  investment  or  for  any  act or  omission  in its  services  to the
Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

         Mellon Equity is a Pennsylvania business trust founded in 1987, which is beneficially owned by Mellon Bank, N.A. (99% beneficial interest) and MMIP (1% beneficial interest), a wholly owned subsidiary of Mellon Bank Corporation ("Mellon Bank"). Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund, and profit-sharing investment management markets, and is a registered investment adviser under the Advisers Act. Mellon Bank's predecessor organization managed domestic equity, tax-exempt and institutional pension accounts since 1947. The address of Mellon Equity and each of the principal executive officers and directors of Mellon Equity is 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258.

         The Fund's Prospectus contains a description of fees payable to the Submanager for services under the Submanagement Agreement. Prior to [November 1, 1997], pursuant to an investment advisory agreement (the "KLD Advisory Agreement"), KLD served as investment adviser to the Portfolio and furnished continuously an investment program by determining the stocks to be included in the Index. Additionally, prior to [November 1, 1997], pursuant to a management agreement (the "Mellon Equity Management Agreement"), Mellon Equity served as investment manager and managed the assets of the Portfolio on a daily basis. Prior to November 21, 1994, pursuant to an investment management agreement (the "State Street Management Agreement"), State Street Bank and Trust Company served as investment manager to the Portfolio. Prior to [November 1, 1997], pursuant to a sponsorship agreement (the "KLD Sponsorship Agreement"), KLD furnished administrative services for the Portfolio. Prior to November 6, 1996, pursuant to an administrative services agreement (the "Signature Administration Agreement"), Signature served as the administrator of the Portfolio. Prior to [November 1, 1997], the aggregate investment management and administration fees under the prior agreements with respect to the Portfolio were equal to 0.15% of the Portfolio's average daily net assets for its then current fiscal year.

         For the fiscal year ended July 31, 1997, the Portfolio incurred $46,528 in advisory fees pursuant to the KLD Advisory Agreement, $46,528 in administration fees pursuant to the KLD Sponsorship Agreement and $182,885 in management fees pursuant to the Mellon Equity Management Agreement. For the fiscal year ended July 31, 1996, the Portfolio incurred $38,150 in advisory fees pursuant to the KLD Advisory Agreement, $38,150 in aggregate administration fees pursuant to the Signature Administration Agreement and the KLD Sponsorship Agreement, and $128,901 in management fees pursuant to the Mellon Equity Management Agreement. For the fiscal year ended July 31, 1995, KLD waived all of its fees payable pursuant to the KLD Advisory Agreement, Signature waived all of its fees payable pursuant to the Signature Administration Agreement and the Portfolio incurred $10,180 in management fees pursuant to the State Street Management Agreement and $29,409 in management fees pursuant to the Mellon Equity Management Agreement.

                                            SPONSOR

         Pursuant to a Sponsorship Agreement, DSI provides the Fund with oversight, administrative and management services. DSI provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media and investors in the Fund regarding the securities holdings of the Portfolio, limits on investment and the Fund's proxy voting philosophy and shareholder activism philosophy; and arranging for the maintenance of books and records of the Fund. The Sponsor provides persons satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers or employees of the Sponsor or its affiliates.

         The Fund's Prospectus contains a description of the fees payable to DSI by the Fund, as Sponsor of the Fund under the Sponsorship Agreement. Prior to [November 1, 1997], Signature served as administrator. For the fiscal year ended July 31, 1995, Signature voluntarily waived all of its administrative services fees from the Fund. For the fiscal years ended July 31, 1996 and 1997, the Fund incurred $73,423 and [$], respectively, in administrative fees.

         The Sponsorship Agreement with the Fund provides that DSI may render administrative services to others. The Sponsorship Agreement with the Fund also provides that neither the Sponsor nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Fund's Sponsorship Agreement.


                                          DISTRIBUTOR

         The Fund has adopted a Distribution Plan which provides that the Fund may pay the Distributor a fee not to exceed 0.25% per annum of the Fund's average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of the Distributor, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. For the fiscal years ended July 31, 1995 , 1996 and 1997, the Fund accrued $36,641 , $183,558, and $[], respectively, in distribution fees. For the fiscal year ended July 31, 1997, payments pursuant to the Distribution Plan were used for advertising ($[]), printing and mailing of prospectuses to other than current shareholders ($[]), compensation to dealers ($[]), compensation to sales personnel ($[]), and marketing consulting ($[]). In addition, $[] was paid to service organization for maintaining shareholder accounts and records.


         The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Fund's Trustees and a majority of the Fund's Trustees who are not "interested persons of the Fund" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distributor will provide to the Trustees of the Fund a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Fund's Qualified Trustees shall be committed to the discretion of the disinterested Trustees of the Fund. The Distribution Plan may be terminated at any time by a vote of a majority of the Fund's Qualified Trustees or by a vote of the shareholders of the Fund. The Distribution Plan may not be materially amended without a vote of the majority of both the Fund's Trustees and the Fund's Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

         The  Fund  has  entered  into  a   Distribution   Agreement   with  the
Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund.

                      TRANSFER AGENT, CUSTODIAN AND SERVICE ORGANIZATIONS


         The Fund has entered into a Transfer Agency Agreement with FSSI pursuant to which FSSI acts as the transfer agent for the Fund. Mr. David P. Wieder, Vice President of the Fund and a principal of DSI, the Manager of the Portfolio and Sponsor of the Fund, is a [ ]% owner of, and President of FSSI. For its services to the Fund as transfer agent, FSSI receives compensation at the rate of [ ]. The Fund has entered into a Custodian Agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT acts as custodian for the Fund. The Portfolio has entered into a Transfer Agency Agreement with IBT pursuant to which IBT acts as transfer agent for the Portfolio. The Portfolio has entered into a Custodian Agreement with IBT pursuant to which IBT acts as custodian for the Portfolio. For additional information, see "Transfer Agent and Custodian" in the Prospectus.

         The Fund may from time to time enter into agreements with various banks, trust companies (other than Mellon Equity), broker-dealers (other than Signature) or other financial organizations to provide services for the Fund, such as maintaining shareholder accounts and records. For the fiscal year ended July 31, 1995, the Fund did not accrue any service organization fees. For the fiscal years ended July 31, 1996 and 1997, the Fund accrued $12,526 and $[], respectively, in service organization fees. For additional information, see "Service Organizations, Transfer Agent and Custodian--Service Organizations" in the Prospectus.



                                   6.  INDEPENDENT AUDITORS


         [ ] are the independent auditors for the Fund and for the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                         7.  TAXATION

         Each year the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Provided the Fund qualifies as a "regulated investment company" under the Code, and distributes all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, the Fund will not be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and would be required to pay Massachusetts income and excise taxes. Additionally, Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

         It is assumed that, (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and will be deemed to be entitled to the Portfolio's income or loss attributable to that share. The Portfolio has advised the Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on distributions of net investment income and net realized capital gains from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Fund's distributions from net investment income is normally eligible for the corporate dividends received if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

         Amounts not distributed on a timely basis in accordance with the calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

         Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution.

Shareholders   purchasing   shares   shortly  before  the  record  date  of  any
distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

         In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

         The Fund anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Withdrawals by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the Fund's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of the Fund's interest in the Portfolio generally equals the amount of cash and the basis of any property that the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio and decreased by the Fund's share of losses from the Portfolio and the amount of any cash distributions and the basis of any property distributed from the Portfolio.

         The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

         Fund shareholders may be subject to state and local taxes on Fund distributions to them. Shareholders are advised to consult with their tax advisers with respect to the particular tax consequences of an investment in the Fund.


                     8.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


         Specific decisions to purchase or sell securities for the Portfolio are made by a portfolio manager who is an employee of the Submanager and who is appointed and supervised by its senior officers. Changes in the Portfolio's investments are reviewed by its Board of Trustees. The portfolio manager of the Portfolio may serve other clients of the Submanager in a similar capacity.

         The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Submanager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Submanager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Submanager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Submanager on the tender of the Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolio by the Submanager. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Submanager may consider sales of shares of the Fund and of securities of other investors in the Portfolio as a factor in the selection of broker-dealers to execute the Portfolio's securities transactions.

         Under the Submanagement Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Submanager may cause the Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Submanager or the Manager an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Submanager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Submanager's or the Manager's overall responsibilities to the Portfolio or to its other clients. Not all of such services are useful or of value in advising the Portfolio.

         The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Portfolio's policy of investing in accordance with the Domini Social Index, the Submanager and the Manager currently intend to make only a limited use of such brokerage and research services.

         Although commissions paid on every transaction will, in the judgment of the Submanager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Submanager's or the Manager's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to the Submanager or the Manager for no consideration other than brokerage or underwriting commissions.

         The Submanager and the Manager attempt to evaluate the quality of research provided by brokers. The Submanager and the Manager sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither the Submanager nor the Manager is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.

         The fees that the Portfolio pays to the Submanager and the Manager will not be reduced as a consequence of the Portfolio's receipt of brokerage and research services. To the extent the Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to the Submanager or the Manager in serving both the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Submanager or the Manager in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Submanager or the Manager, the Submanager or the Manager would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 1995,1996 and 1997, respectively, the Portfolio paid brokerage commissions of $15,222 , $45,017 and $[], respectively.

         In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Submanager's or the Manager's other clients. Investment decisions for the Portfolio and for the Submanager's or the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

                   9.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Fund's Declaration of Trust permits the Fund's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Fund reserves the right to create and issue a number of series of shares, in which case the shares of each series would  participate  equally  in  the  earnings,  dividends  and  assets  of  the particular series (except for any differences among classes of shares of a series). Shares of each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees, principal underwriters and accountants for the Fund. Upon liquidation or dissolution of the Fund, the shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.

         Shareholders are entitled to one vote for each share held. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Fund may elect all of the Trustees of the Fund if they choose to do so and in such event the other shareholders in the Fund would not be able to elect any Trustee. The Fund is not required to hold annual meetings of shareholders but the Fund will hold special meetings of shareholders when in the judgment of the Fund's Trustees it is necessary or desirable to submit matters for a shareholder vote. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Fund may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Fund recommend such sale of assets, the approval by vote of the holders of a majority of the Fund's outstanding shares will be sufficient. The Fund may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares. If not so terminated, the Fund will continue indefinitely. Stock certificates are issued only upon the written request of a shareholder.

         The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the

Fund. The Declaration of Trust also provides that the Fund shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

         The Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Fund protects a Trustee against any liability to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.

                                   10.  FINANCIAL STATEMENTS



         The financial statements of the Fund and the Portfolio , dated January 31, 1997, from the Fund's semi-annual report are incorporated herein by reference from the Fund's Form N-30D filed with the Securities and Exchange Commission on April 11, 1997 (accession no. 0001035347-97-000008). A copy of such report will be provided, without charge, to each person receiving this Statement of Additional Information upon request by calling (800) 762-6814.



DSI195E

PART C

Item 24.  Financial Statements and Exhibits

(a)      Financial Statements

         Financial Statements Included In Part A:


         Financial Highlights [to be finalized by amendment]

         Financial Statements Incorporated by Reference In Part B:


         For the Registrant:


         Statement of Assets and Liabilities at January 31, 1997 (unaudited) Statement of Operations for the six months ended January 31, 1997 (unaudited) Statements of Changes in Net Assets for the periods indicated (unaudited) Financial Highlights for the periods indicated (unaudited) Notes to Financial Statements at January 31, 1997 (unaudited)


         For Domini Social Index Portfolio:


         Portfolio of Investments at January 31, 1997 (unaudited) Statement of Assets and Liabilities at January 31, 1997 (unaudited) Statement of Operations for the six months ended July 31, 1997 (unaudited) Statement of Changes in Net Assets for the periods indicated (unaudited) Financial Highlights for the periods indicated (unaudited) Notes to Financial Statements at January 31, 1997 (unaudited)


(b)      Exhibits


         1.       Amended and Restated Declaration of Trust of the Registrant.5
         2.       By-Laws of the  Registrant, as amended June 13, 1997.7
         4.       Specimen of certificate representing ownership of the

                  Registrant's Shares of Beneficial Interest.3
         6.       Distribution Agreement between the Registrant and Signature

                  Broker-Dealer Services, Inc. ("SBDS"), as distributor.1
         8.       Custodian Agreement between the Registrant and Investors Bank

                  & Trust Company, as custodian.1

         9(a). Form of Transfer Agency Agreement between the Registrant and Fundamental Shareholder Services, Inc.5
         9(b). Administrative Services Agreement between the Registrant and SBDS, as administrator.6
         11. Consent of KPMG Peat Marwick LLP, independent auditors for the Registrant. [to be filed by amendment]

         13. Copies of investment representation letters from initial shareholders.1

         15.      Distribution Plan of the Registrant.1
         16.      Schedule for Calculation of Performance Quotations.2
         18.      Powers of  Attorney.7
         27.      Financial Data Schedule.7

1 Incorporated by reference from Pre-Effective Amendment No. 2 to Registrant's Registration Statement (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on June 7, 1989.
2 Incorporated by reference from Post-Effective Amendment ("PEA") No. 1 to the Registration Statement as filed with the SEC on December 2, 1991.
3 Incorporated by reference from PEA No. 2 to the Registration Statement as filed with the SEC on November 16, 1992.
4 Incorporated by reference from PEA No. 4 to the Registration Statement as filed with the SEC on September 16, 1993.
5 Incorporated by reference from PEA No. 7 to the Registration Statement as filed with the SEC on November 22, 1995.
6 Incorporated by reference from PEA No. 9 to the Registration Statement as filed with the SEC on November 27, 1996.
 7       Filed herewith.


Item 25.  Persons Controlled by or under Common Control with Registrant

         Not applicable.

Item 26.  Number of Holders of Securities

Title of Class: Shares of Beneficial Interest (without par value).


Number of Record Holders as of  August 31, 1997:  6,500.

Item 27.  Indemnification


         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an exhibit hereto; (b) Section 4 of the Distribution Agreement by and between the Registrant and SBDS, filed as an exhibit hereto; and (c) the undertaking of the Registrant regarding indemnification set forth in Item 32 below.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the "1940 Act").


Item 28.  Business and Other Connections of Investment Adviser

         Not applicable.

Item 29.  Principal Underwriters


         (a)       SBDS is the distributor for the Registrant.   SBDS and its
                  affiliates  serve as the distributor for other registered

                  investment companies.


         (b) The information required by this Item 29 with respect to each director or officer of SBDS is incorporated herein by reference from Schedule A of Form BD (File No. 8-41134) as filed by SBDS pursuant to the Securities Exchange Act of 1934.


         (c)      Not applicable.

Item 30.  Location of Accounts and Records

         The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:                                       Address:

Kinder, Lydenberg, Domini & Co., Inc.       129 Mt. Auburn Street
(subadministrator)                          Cambridge, MA 02138

Signature Broker-Dealer Services, Inc.      6 St. James Avenue
(administrator and distributor)             Boston, MA 02116

Investors Bank & Trust Company              P.O. Box 1537
(custodian)                                 Boston, MA 02205

Fundamental Shareholder Services, Inc.      90 Washington Street

(transfer agent)                            New York, NY 10006

Item 31.  Management Services

         Not applicable.

Item 32.  Undertakings


     (a) The Registrant's Declaration of Trust mandates indemnification by the Registrant of its Trustees, officers and certain others under certain conditions. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee of officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person of the Registrant in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or value of shares held by such requesting shareholders.


     (c) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 26th day of September, 1997.


DOMINI SOCIAL EQUITY FUND


By:   /S/ MOLLY S. MUGLER
      MOLLY S. MUGLER, Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on September 26, 1997.


Signature, Title


 AMY L. DOMINI*
 AMY L. DOMINI
 President (Principal Executive Officer)


/S/ JOHN R. ELDER
JOHN R. ELDER
Treasurer, Principal Financial Officer and Principal Accounting Officer

EMILY WATTS CARD*
EMILY WATTS CARD
Trustee


AMY L. DOMINI*
AMY L. DOMINI
 Trustee, Chair


WILLIAM C. OSBORN*
WILLIAM C. OSBORN
Trustee


KAREN PAUL*
KAREN PAUL
Trustee

TIMOTHY SMITH*
TIMOTHY SMITH
Trustee

FREDERICK C. WILLIAMSON*
FREDERICK C. WILLIAMSON
Trustee



*By /S/  MOLLY S. MUGLER
    MOLLY S. MUGLER
*Pursuant to powers of attorney  filed herewith.

                                   SIGNATURES


         Domini Social Index Portfolio (the "Portfolio") has duly caused this post-effective amendment to the registration statement on Form N-1A (File No. 33-29180) of Domini Social Equity Fund (the "Fund") to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 26th day of September, 1997.


DOMINI SOCIAL INDEX PORTFOLIO


By:   /S/ MOLLY S. MUGLER
      MOLLY S. MUGLER, Assistant Secretary

         This post-effective amendment to the registration statement on Form N-1A (File No. 33-29180) of the Fund has been signed below by the following persons in the capacities indicated on September 26, 1997.


Signature, Title


 AMY L. DOMINI*
 AMY L. DOMINI
 President (Principal Executive Officer) of the Portfolio


/S/ JOHN R. ELDER
JOHN R. ELDER

Treasurer, Principal Financial Officer and Principal Accounting Officer of the Portfolio


EMILY WATTS CARD
Trustee of the Portfolio

AMY L. DOMINI*
AMY L. DOMINI
 Trustee , Chair of the Portfolio


ALLEN M. MAYES*
ALLEN M. MAYES

Trustee of  the Portfolio

WILLIAM C. OSBORN*
 WILLIAM C. OSBORN
Trustee of  the Portfolio


TIMOTHY SMITH*
TIMOTHY SMITH

Trustee of  the Portfolio

FREDERICK C. WILLIAMSON*
FREDERICK C. WILLIAMSON
Trustee of the Portfolio



*By /S/ MOLLLY S. MUGLER
    MOLLY S. MUGLER
*Pursuant to powers of attorney  filed herewith.

                                INDEX TO EXHIBITS

                       EXHIBIT NO. DESCRIPTION OF EXHIBIT


EX-99.B2 By-Laws of the Registrant , as amended June 13, 1997

EX-99B.18 Powers of Attorney

EX-99.B17 Financial Data Schedules